[GRAPHIC OF FLAGS OMITTED]

                       THE GABELLI GLOBAL OPPORTUNITY FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                         [GRAPHIC OF FIVE STARS OMITTED]

                  MORNINGSTAR RATED[TRADE MARK] GABELLI GLOBAL
                  OPPORTUNITY FUND 5 STARS OVERALL AND FOR THE
                  THREE-YEAR PERIOD ENDED 06/30/01 AMONG 1313
                          INTERNATIONAL EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      In April, equity markets were supported by a belief that the worst had been seen in terms of corporate earnings and a surprise interest rate cut by the Federal Reserve Board (the "Fed"). Indeed, by the middle of May the Dow Jones Industrial Average reached its highest level since January 2000. However, despite a further rate cut by the Fed, poor corporate news from companies such as Nortel Networks capped the rally and the quarter ended on a sour note. For the quarter, the Standard & Poor's ("S&P") Index rose by 5.85% and the Nasdaq Composite rallied by 17.43%.

      European markets, as measured by the Morgan Stanley Capital International ("MSCI") Europe Index, declined by 1.6% during the second quarter. On the positive side, Ireland was up 12.4% while most of the other European markets either rose or fell by a percentage point or two. The Japanese Topix Index rose by 2.5%. The dollar continued its climb appreciating by about 4% against the accident prone Euro, but declined by less than 1% against the Yen. Most emerging markets posted solid gains for the quarter with the exception of Taiwan, which continued to feel the effects of the technology slowdown.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Fund's total return rose 3.38%. MSCI World Free Index of global equity markets and Lipper Global Fund Average rose 2.67% and 3.17% respectively, over the same period. The MSCI World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 24.56% for the trailing twelve-month period. The MSCI World Free Index and Lipper Global Fund Average declined 20.47% and 19.52%, respectively, over the same twelve-month period.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                   Quarter
                                   -------------------------------------------
                                    1st         2nd         3rd          4th         year
                                    ---         ---         ---          ---         ----
  2001:   Net Asset Value .......  $11.84     $12.24         --           --           --
          Total Return ..........  (16.9)%      3.4%         --           --           --
---------------------------------------------------------------------------------------------
  2000:   Net Asset Value .......  $19.07     $17.77      $17.22       $14.24       $14.24
          Total Return ..........    5.8%      (6.8)%      (3.1)%       (9.4)%      (13.5)%
---------------------------------------------------------------------------------------------
  1999:   Net Asset Value .......  $11.47     $13.00      $13.61       $18.03       $18.03
          Total Return ..........    8.7%      13.3%        4.7%        38.9%        79.2%
---------------------------------------------------------------------------------------------
  1998:   Net Asset Value .......     --      $10.23       $9.69       $10.55       $10.55
          Total Return ..........     --        2.3%(b)    (5.3)%       13.7%        10.1%(b)
---------------------------------------------------------------------------------------------


                    AVERAGE ANNUAL RETURNS (CLASS AAA SHARES)
                    -----------------------------------------
                                JUNE 30, 2001 (A)
                                -----------------
                1 Year ................................ (24.56)%
                Life of Fund (b) ....................... 12.97%


                                DIVIDEND HISTORY
--------------------------------------------------------------------------------
PAYMENT (EX) DATE                 RATE PER SHARE            REINVESTMENT  PRICE
-----------------                 --------------            -------------------
December 27, 2000                    $1.334                       $14.00
December 27, 1999                    $0.850                       $17.48
December 28, 1998                    $0.450                       $10.34


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The investment results for the Fund's Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).
(b) From commencement of investment operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

      For the three-year period ended June 30, 2001, the Fund's total return averaged 12.77%, versus average annual total returns of 1.41% and 2.55% for the MSCI World Free Index and the Lipper Global Fund Average. Since inception on May 11, 1998 through June 30, 2001, the Fund had a cumulative total return of 46.70%, which equates to an average annual total return of 12.97%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

INVESTMENT OBJECTIVE

      The Gabelli Global Opportunity Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPH OMITTED]
EDGAR REPRESENTATION OF PLOT POINTS

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/01

                       EUROPE ..................... 39.3%
                       UNITED STATES .............. 37.7%
                       JAPAN ...................... 15.0%
                       ASIA/PACIFIC RIM ...........  3.5%
                       CANADA .....................  3.5%
                       SOUTH AFRICA ...............  1.0%

COMMENTARY

OUTLOOK

      We are in the middle of a global economic slowdown. A few months ago there was some doubt as to whether the U.S. slowdown would spread to Europe. The European Central Bank ("ECB") took the position that as trade between Europe and the U.S. was small, relative to the size of the European economy, the impact of a U.S. slowdown on Europe's economy would be limited. Instead they argue that the greater threat to economic stability in Europe is inflation. As a consequence they have not, apart from a nominal 25 basis point reduction in May, made any meaningful interest rate reductions.

      Recent evidence suggests that the ECB has been overconfident. The U.S. slowdown appears to have traveled across the Atlantic. The ease at which this happened can probably be laid at the doorstep of multinational companies. During the past decade there has been an unprecedented amount of investment in the U.S. made by European companies. Of course, the European activities of major U.S. companies are well known. Ford, Microsoft, Intel, and IBM are household names in Europe. As the slowdown unfolded in the U.S., both American and European multinationals have cut spending in Europe.

      The current slowdown seems to be different from previous periods of slow growth. Typically, since the Second World War, periods of slow growth have been caused by the central banks raising interest rates to slow demand as prices have risen beyond acceptable levels. This time, companies have sharply reduced spending in response to overcapacity in many sectors of the economy. Inflation does not appear to be a problem. Indeed, Mr. Greenspan, chairman of the Fed, has said that inflation does not pose any threat at the current time. In response to sharp reductions in capital expenditures and lower corporate profits, the Fed has aggressively reduced interest rates.

      The U.S. consumer, so often the hero of the global economy, refuses to capitulate. Obviously, lower interest rates and the tax rebate will support consumer spending, but it is unlikely that the U.S. consumer can continue to carry the economy on his heavily indebted back. Help is needed from Europe and

Japan. As the inflation threat wanes in Europe over the next few months, we believe that the ECB will follow the Fed and reduce interest rates more aggressively. This should act to spur demand in Europe.

      The Japanese economy is the slowest growing of the three major economic entities. Their new Prime Minister, Mr. Koizumi, has a wonderful opportunity to implement significant policy reform. This opportunity is based in his popular appeal among voters, which allows him to bypass the Liberal Democratic Party ("LDP") old guard. His challenge is to push through both economic and political reforms. One without the other is probably not sufficient. Will he succeed? We will not know for some time, but if we observe compromise with the senior figures within the LDP then the chances of success will be greatly diminished. He must seize the opportunity.

SURVIVAL OF THE FINANCIALLY FITTEST

      Cash burn  casualties  are  mounting in the  telecommunications  industry, especially in the Competitive Local Exchange Carrier (CLEC) and Digital Subscriber Line (DSL) businesses. Bright young stars like Teligent, Winstar, Northpoint and Covad are either teetering on the brink of bankruptcy or have already gone under. Unlike the failed dotcoms, many of these young companies have economically realistic business plans, real assets, and seasoned management. Given time and the capital necessary to ride out the current storm, these companies would not only survive, but also prosper. Unfortunately, time and cash are running out. Before long, the more financially fit predators will close in and start feasting on these failing companies' assets. While we have sympathy for the dying--a few of which we invested in--we recognize that the telecommunications industry will ultimately benefit from having assets in the hands of financially stronger players. Ironically, the older, larger, slower-of-foot telecommunication companies that were being outmaneuvered by younger, swifter competitors will most likely be the major beneficiaries of the current shakeout in the industry.

ALL QUIET ON THE CONSOLIDATION FRONT

      This quarter, Deutsche Telekom closed on its acquisition of Voicestream, despite concern expressed by U.S. legislators over the fact that the German government was still Deutsche Telekom's largest shareholder. Although this could be perceived as a sign that political resistance to global consolidation is waning, recent events--most notably the European Union's rejection of the proposed General Electric/Honeywell International merger--lead us to believe otherwise.

      This does not preclude consolidation within Europe itself. In fact, rumors continue to surface about other possible mergers in Scandinavia and the Iberian Peninsula (Spain and Portugal). We will have to wait and see if these rumors have any substance. Also, European telecommunication companies have gotten themselves in a bit of a debt bind from paying lavish sums for "third generation" wireless spectrum. This may also make the economic argument for consolidation more compelling.

INVESTMENT SCORECARD

      Some of the Fund's top holdings in the wireless sector performed extremely well, such as Rural Cellular, Nextel, and Sprint PCS Group. Financial services stocks Bank of Ireland, Nikko Securities, and Mellon Financial were solid performers during the second quarter, as were health care companies

Sanofi-Synthelabo and GlaxoSmithKline. In general, telecommunications stocks dominated this quarter's losers list. The Fund's performance was also negatively impacted by a variety of other sectors including cable (UnitedGlobalCom and NTL Inc.), equipment and supplies (THK Co.), and publishing (Arnoldo Mondadori Editore).

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2001.

ALLIANZ AG (ALVG.F - $293.51 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS in Italy. Allianz controls significant stakes in a number of leading financial companies in Germany and should be at the center of the expected reorganization of corporate Germany following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes among other changes.

GLAXOSMITHKLINE PLC (GSK.L - $28.13 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring three significant medicines to the market per year from the year 2000 onwards. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed on December 27, 2000.

KDDI CORP. (9433.T - $4,666.61 - TOKYO STOCK EXCHANGE) is a major Japanese telecommunications company created in 1985 to compete against the NTT monopoly. DDI recently closed the transaction that combined DDI with KDD and IDO to create KDDI. KDDI offers fixed-line and cellular service internationally and domestically. KDDI has approximately fourteen million cellular subscribers, which represents roughly eleven percent of the Japanese population. The company's largest shareholders are Kyocera, who holds greater than 15%, and Toyota, who holds greater than 13%.

LIBERTY MEDIA GROUP (LMG'A - $17.49 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in August 2001.

NEXTEL COMMUNICATIONS INC. (NXTL - $17.50 - NASDAQ) is the last remaining independent national wireless carrier in the U.S., servicing over 7.2 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel International, a wholly-owned international subsidiary of Nextel, serves about 900,000 wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel's investment portfolio is currently valued at close to $2.0 billion.

NIKKO SECURITIES CO. LTD. (8603.T - $8.01 - TOKYO STOCK EXCHANGE) is one of Japan's largest full service securities firms. The company provides financial services including dealing, brokerage, underwriting, and asset management.
Through their joint venture, Nikko Salomon Smith Barney Limited, the company offers equity underwriting and sales, initial public offerings, cross-boarder M&A deals and trading services for institutional investors. Nikko Securities is well placed through its joint venture with Citibank to benefit from the industrial restructuring that is likely to occur in Japan. Capital gains tax reform and introductions of defined contribution pension plans should also provide growth opportunities for Nikko to expand its fee based income.

ROCHE HOLDING AG (ROCZG.S - $72.05 - ZURICH STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately sixty percent of sales, vitamins and fine chemicals comprise approximately fifteen percent, diagnostics roughly nineteen percent and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

RURAL CELLULAR CORP. (RCCC - $45.30 - NASDAQ) is a regional cellular carrier located in Alexandria, Minnesota. The company was founded in 1990 and went public in 1996. Through a series of acquisitions, RCCC has grown from serving 50,000 subscribers 5 years ago to over 590,000 customers now. The company has cellular licenses covering over 7.7 million people in five clusters primarily in rural areas of the country. Rural Cellular is an important roaming partner for several national wireless providers such as AT&T Wireless and Verizon Wireless.

SANOFI-SYNTHELABO SA (SASY. PA - $65.61 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

VERIZON COMMUNICATIONS (VZ - $53.50 - NYSE) was formed by the merger of Bell Atlantic and GTE, and combination of the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $22.35 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing 28 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

SPECIAL NOTE

      It is with deep sorrow that we report the passing of our valued friend and Director, Felix J. Christiana. The Board of Directors acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christiana during his long association with The Gabelli Global Opportunity Fund. The Board of Directors and Officers of the Fund will greatly miss Mr. Christiana.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                       WHEN
                        ---                       ----
Special Chats:          Mario J. Gabelli          First Monday of each month
                        Howard Ward               First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        AUGUST                    SEPTEMBER                 OCTOBER
                        ------                    ---------                 -------
1st Wednesday           Caesar Bryan              Walter Walsh              Ivan Arteaga
2nd Wednesday           Ivan Arteaga              Caesar Bryan              Tim O'Brien
3rd Wednesday           Linda Caulkin             Hart Woodson              Susan Byrne
4th Wednesday           Tim O'Brien               Barbara Marcin            Caesar Bryan
5th Wednesday           Barbara Marcin                                      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The current investment environment is challenging. In the plus column we have accommodative central bank policy, low and falling inflation, and in the case of Europe and Japan the prospects for significant reform. Valuations have now corrected to much more attractive levels.

      We believe that one of the keys to the current environment is to identify companies that have pricing power and therefore some control over profitability. Most of our holdings are in companies that have a product or service that is hard to duplicate and where there is a high barrier to entry. We have not abandoned quality businesses that are economically sensitive such as entertainment and broadcasting. To do so would mean taking a stand that economies will not recover in the medium term, and that is not a bet we are willing to take at the current time.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.

                                   Sincerely,

       /S/MARC GABELLI                                  /S/CAESAR BRYAN
       MARC GABELLI                                     CAESAR BRYAN
       Team Portfolio Manager                           Team Portfolio Manager

August 8, 2001

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2001
                                  -------------
      Nikko Securities Co. Ltd.                       Allianz AG
      Roche Holding AG                                GlaxoSmithKline plc
      Rural Cellular Corp.                            KDDI Corp.
      Sanofi-Synthelabo SA                            Liberty Media Group
      Verizon Communications                          Nextel Communications Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL RETURNS -- JUNE 30, 2001 (A)
                   -------------------------------------------

                                                             CLASS A SHARES        CLASS B SHARES       CLASS C SHARES
                                                             --------------        --------------       --------------
  1 Year .................................................      (24.56)%              (24.93)%              (24.37)%
                                                                (28.88)%(b)           (28.69)%(c)           (25.11)%(c)
  Inception of share class (March 1, 2000) ...............      (25.26)%              (25.53)%              (25.12)%
                                                                (28.50)%(b)           (28.35)%(c)           (25.67)%(c)

  (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (c) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
 SHARES                                                   COST         VALUE
---------                                               ---------   ------------
              COMMON STOCKS -- 96.0%
              AEROSPACE -- 2.4%
   80,000     BAE Systems plc ...................       $ 493,219   $    383,106
    7,500     Lockheed Martin Corp. .............         184,317        277,875
                                                        ---------   ------------
                                                          677,536        660,981
                                                        ---------   ------------
              AUTOMOTIVE -- 0.9%
    3,761     General Motors Corp. ..............         287,061        242,020
                                                        ---------   ------------
              BROADCASTING -- 3.8%
   15,000     Mediaset SpA ......................         144,234        126,223
    4,000     Nippon Broadcasting
               System Inc. ......................         248,956        141,121
    7,750     NRJ Groupe+ .......................         105,633        116,784
    5,000     RTL Group .........................         269,324        304,130
    6,000     Tokyo Broadcasting
               System Inc. ......................          88,513        115,463
    7,300     Young Broadcasting
               Inc., Cl. A+ .....................         262,800        245,134
                                                        ---------   ------------
                                                        1,119,460      1,048,855
                                                        ---------   ------------
              BUILDING AND CONSTRUCTION -- 1.8%
   29,125     CRH plc ...........................         432,642        488,195
                                                        ---------   ------------
              BUSINESS SERVICES -- 3.2%
    5,000     Asatsu-DK Inc. ....................         149,958        101,431
   15,000     Reuters Group plc .................         243,342        194,717
    3,000     Secom Co. Ltd. ....................         270,556        167,421
    7,000     Vivendi Universal SA, ADR .........         482,230        406,000
                                                        ---------   ------------
                                                        1,146,086        869,569
                                                        ---------   ------------
              CABLE -- 1.7%
   22,187     NTL Inc.+ .........................         722,632        267,353
   22,000     UnitedGlobalCom Inc., Cl. A+ ......         382,031        190,300
                                                        ---------   ------------
                                                        1,104,663        457,653
                                                        ---------   ------------
              COMMUNICATIONS EQUIPMENT -- 1.4%
   15,000     Motorola Inc. .....................         318,562        248,400
   14,000     Nortel Networks Corp. .............         418,660        127,260
                                                        ---------   ------------
                                                          737,222        375,660
                                                        ---------   ------------
              CONSUMER PRODUCTS -- 3.8%
    8,000     Christian Dior SA .................         361,416        287,833
      150     Compagnie Financiere
               Richemont AG, Cl. A ..............         286,849        383,898
    2,000     Nintendo Co. Ltd. .................         344,434        364,028
                                                        ---------   ------------
                                                          992,699      1,035,759
                                                        ---------   ------------
              CONSUMER SERVICES -- 1.6%
   30,000     Ticketmaster, Cl. B+ ..............         314,532        444,000
                                                        ---------   ------------
              ELECTRONICS -- 3.7%
    1,500     Egide SA+ .........................         997,700        147,303
    5,000     Kyocera Corp. .....................         657,198        441,003

                                                                      MARKET
 SHARES                                                   COST         VALUE
---------                                               ---------   ------------
    2,000     Rohm Co. Ltd. .....................       $ 445,272   $    310,787
    2,000     Sony Corp., ADR ...................         113,112        131,600
                                                        ---------   ------------
                                                        2,213,282      1,030,693
                                                        ---------   ------------
              ENERGY AND UTILITIES -- 0.2%
      6,000   Scottish & Southern
               Energy plc .......................          52,874         56,538
                                                        ---------   ------------
              ENTERTAINMENT -- 5.7%
    4,500     AOL Time Warner Inc.+ .............         201,170        238,500
   55,131     Granada Compass plc+ ..............         198,345        115,724
   30,000     Liberty Media Group, Cl. A+ .......         502,125        524,700
   60,000     Publishing &
               Broadcasting Ltd. ................         329,659        276,818
   15,000     USA Networks Inc.+ ................         339,750        420,000
                                                        ---------   ------------
                                                        1,571,049      1,575,742
                                                        ---------   ------------
              EQUIPMENT AND SUPPLIES -- 1.3%
   19,000     THK Co. Ltd. ......................         476,032        357,253
                                                        ---------   ------------
              FINANCIAL SERVICES -- 15.5%
    1,750     Allianz AG ........................         655,434        513,634
   50,000     Bank of Ireland ...................         309,244        495,242
    8,000     Citigroup Inc. ....................         321,095        422,720
    5,000     Invik & Co. AB, Cl. B .............         359,167        358,291
   10,000     Mellon Financial Corp. ............         300,500        460,000
    7,000     Merrill Lynch & Co. Inc. ..........         275,265        414,750
    1,000     Munich Re .........................         298,447        280,637
   70,000     Nikko Securities Co. Ltd. .........         657,130        560,716
   20,000     Prudential plc ....................         316,047        242,184
   30,000     Skandinaviska Enskilda
               Banken, Cl. A ....................         356,345        285,254
    5,000     State Street Corp. ................         244,070        247,450
                                                        ---------   ------------
                                                        4,092,744      4,280,878
                                                        ---------   ------------
              FOOD AND BEVERAGE -- 1.6%
   55,131     Compass Group plc+ ................         453,463        441,185
                                                        ---------   ------------
              HEALTH CARE -- 9.6%
   18,208     GlaxoSmithKline plc+ ..............         541,585        512,158
   13,600     Novartis AG .......................         534,476        492,214
    8,000     Roche Holding AG ..................         805,043        576,404
   10,000     Sanofi-Synthelabo SA ..............         438,858        656,090
    9,000     Takeda Chemical
               Industries Ltd. ..................         565,250        418,552
                                                        ---------   ------------
                                                        2,885,212      2,655,418
                                                        ---------   ------------
              METALS AND MINING -- 4.9%
   40,000     Antofagasta Holdings plc ..........         238,468        261,592
   38,000     Harmony Gold Mining Co. ...........
               Ltd., ADR ........................         196,160        216,220
   10,000     Harmony Gold Mining
               Co. Ltd. .........................          56,555         58,180

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                  COST         VALUE
----------                                            -----------  ------------
              COMMON STOCKS (CONTINUED)
              METALS AND MINING (CONTINUED)
    50,000    North American Palladium
               Ltd.+ ............................     $   342,706  $    390,429
    15,000    Stillwater Mining Co.+ ............         477,951       438,750
                                                      -----------  ------------
                                                        1,311,840     1,365,171
                                                      -----------  ------------
              PUBLISHING -- 3.1%
    20,000    Arnoldo Mondadori
               Editore SpA ......................         157,737       142,393
    68,000    Independent News &
               Media plc, Dublin ................         160,733       135,282
    10,000    News Corp. Ltd., ADR ..............         307,731       371,500
    16,477    United Business Media plc .........         202,581       133,945
    25,000    United Business Media plc,
               Cl. B+ ...........................         104,360        85,967
                                                      -----------  ------------
                                                          933,142       869,087
                                                      -----------  ------------
              REAL ESTATE -- 1.2%
    30,000    Cheung Kong (Holdings) Ltd. .......         374,199       326,939
                                                      -----------  ------------
              SATELLITE -- 1.5%
     3,957    General Motors Corp., Cl. H+ ......          94,402        80,129
     2,500    Societe Europeenne
               Satellites ........................        408,186       328,045
                                                      -----------  ------------
                                                          502,588       408,174
                                                      -----------  ------------
              TELECOMMUNICATIONS-- 17.9%
     5,000    ALLTEL Corp. ......................         260,255       306,300
    15,000    AT&T Corp. ........................         489,969       330,000
    11,000    BCE Inc. ..........................         600,675       289,300
    19,500    British
               Telecommunications plc ...........         275,939       122,590
    10,000    BroadWing Inc.+ ...................         228,313       244,500
    25,000    Cable & Wireless plc ..............         186,017       147,058
    35,180    Citizens Communications Co. .......         412,647       423,215
       122    KDDI Corp. ........................         865,872       569,327
    14,783    Deutsche Telekom AG, ADR ..........         375,704       331,879
    12,500    Electric Lightwave Inc., Cl. A+ ...         138,000        16,375
        15    Japan Telecom Co. Ltd. ............         308,812       311,509
        25    Nippon Telegraph &
               Telephone Corp. ..................         219,778       130,297
    10,500    Rogers Communications
               Inc., Cl. B, ADR+ ................         170,881       159,075
    26,000    Sonera Oyj ........................         215,480       202,719
    12,000    Sprint FON Group ..................         451,675       256,320
     1,500    Telecom Italia SpA, ADR ...........         140,318       132,000
    25,000    Telecom Italia SpA, Cl. RNC .......         156,869       119,366
     3,863    Telefonica SA, ADR ................         162,505       143,858
    11,000    United Pan-Europe
               Communications NV, Cl. A+ ........          67,643        27,937
    10,000    United Pan-Europe
               Communications NV,
               Cl. A, ADR+ ......................         195,000        25,200
    12,000    Verizon Communications ............         718,369       642,000
                                                      -----------  ------------
                                                        6,640,721     4,930,825
                                                      -----------  ------------

                                                                     MARKET
  SHARES                                                 COST         VALUE
 ---------                                            -----------  ------------
              WIRELESS COMMUNICATIONS -- 9.2%
     5,000    AT&T Wireless Group+ ..............     $   147,500  $     81,750
    35,000    Nextel Communications
               Inc., Cl. A+ .....................         943,337       612,500
    14,000    Rural Cellular Corp., Cl. A+ ......         587,677       634,200
    12,500    Sprint PCS Group+ .................         255,561       301,875
     2,300    Telephone & Data
               Systems Inc. .....................          86,665       250,125
     5,000    United States Cellular Corp.+ .....         313,750       288,250
   163,964    Vodafone Group plc ................         561,851       363,196
                                                      -----------  ------------
                                                        2,896,341     2,531,896
                                                      -----------  ------------
              TOTAL COMMON STOCKS ...............      31,215,388    26,452,491
                                                      -----------  ------------
              WARRANTS -- 0.0%
              METALS AND MINING -- 0.0%
     6,000    Harmony Gold Mining
               Co. Ltd., ADR,
               expires 06/29/03 .................               0        11,340
                                                      -----------  ------------
PRINCIPAL
 AMOUNT
----------
              U.S. GOVERNMENT OBLIGATIONS -- 4.1%
$1,124,000    U.S. Treasury Bills,
               3.47% to 3.62%++,
               due 09/13/01 to 09/27/01 ..........      1,114,788     1,114,623
                                                      -----------  ------------
              TOTAL
               INVESTMENTS -- 100.1% .............     $32,330,176   27,578,454
                                                      ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- (0.1%) .......................      (16,040)
                                                                   ------------
              NET ASSETS -- 100.0% ...............................  $27,562,414
                                                                   ============
     ------------------------
              For Federal tax purposes:
              Aggregate cost .....................................  $32,330,176
                                                                   ============
              Gross unrealized appreciation ......................   $1,937,094
              Gross unrealized depreciation ......................   (6,688,816)
                                                                   ------------
              Net unrealized depreciation ........................ $ (4,751,722)
                                                                   ============
     ------------------------
    +     Non-income producing security.
    ++    Represents annualized yield at date of purchase.
    ADR - American Depositary Receipt.

                                      % OF
                                     MARKET        MARKET
    GEOGRAPHIC DIVERSIFICATION        VALUE         VALUE
    --------------------------       ------      -----------
    North America .................   41.2%      $11,374,166
    Europe ........................   39.3%       10,834,123
    Japan .........................   15.0%        4,120,508
    Asia/Pacific Rim ..............    3.5%          975,257
    South Africa ..................    1.0%          274,400
                                     ------      -----------
                                     100.0%      $27,578,454
                                     ======      ===========

                 See accompanying notes to financial statements.

                      THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $32,330,176) .........      $27,578,454
   Cash and foreign currency, at value
     (Cost $1,840) ..................................            1,830
   Receivable for Fund shares sold ..................            2,547
   Dividends, interest and reclaims receivable ......           43,835
   Deferred organizational expenses .................           14,639
   Other assets .....................................            3,432
                                                           -----------
   TOTAL ASSETS .....................................       27,644,737
                                                           -----------
LIABILITIES:
   Payable for investment advisory fees .............           13,316
   Payable for distribution fees ....................            5,556
   Other accrued expenses ...........................           63,451
                                                           -----------
   TOTAL LIABILITIES ................................           82,323
                                                           -----------
   NET ASSETS applicable to 2,252,435 shares
     outstanding ....................................      $27,562,414
                                                           ===========

NET ASSETS CONSIST OF:
   Capital stock, at par value ......................            2,252
   Additional paid-in capital .......................       32,208,254
   Accumulated net investment income ................          (54,428)
   Accumulated net realized gain on investments
     and foreign currency transactions ..............          159,420
   Net unrealized depreciation on investments
     and foreign currency transactions ..............       (4,753,084)
                                                           -----------
   TOTAL NET ASSETS .................................      $27,562,414
                                                           ===========
   SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Shares of capital stock outstanding
     ($0.001 par value) .............................        2,244,843
                                                           ===========
   Net Asset Value, offering and
     redemption price per share .....................           $12.24
                                                                ======
   CLASS A:
   Shares of capital stock outstanding
     ($0.001 par value) .............................            6,580
                                                                ======
   Net Asset Value and redemption
     price per share ................................           $12.21
                                                                ======
   Maximum offering price per share
     (NAV / 0.9425, based on maximum sales
     charge of 5.75% of the offering price
     at June 30, 2001) ..............................           $12.95
                                                                ======
   CLASS B:
   Shares of capital stock outstanding
     ($0.001 par value) .............................            1,012
                                                                ======
   Net Asset Value and offering price per share .....           $12.18(a)
                                                                ======

(a) Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $8,965) .......      $   184,899
   Interest .........................................            6,618
                                                           -----------
   TOTAL INVESTMENT INCOME ..........................          191,517
                                                           -----------
EXPENSES:
   Investment advisory fees .........................          146,321
   Distribution fees ................................           36,899
   Interest expense .................................           26,424
   Registration fees ................................           24,038
   Shareholder services fees ........................           19,534
   Shareholder communications expenses ..............           15,699
   Custodian fees ...................................           14,695
   Legal and audit fees .............................            9,632
   Organizational expenses ..........................            3,989
   Directors' fees ..................................              494
   Miscellaneous expenses ...........................            2,276
                                                           -----------
   TOTAL EXPENSES ...................................          300,001
                                                           -----------
   Less: Expense reimbursement ......................          (54,056)
                                                           -----------
   TOTAL NET EXPENSES ...............................          245,945
                                                           -----------
   NET INVESTMENT LOSS ..............................          (54,428)
                                                           -----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments
     and foreign currency transactions ..............          159,420
   Net change in unrealized depreciation on
     investments and foreign currency transaction ...       (4,357,585)
                                                           -----------
   NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS ..........................       (4,198,165)
                                                           -----------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ......................      $(4,252,593)
                                                           ===========

                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2001        YEAR ENDED
                                                                                   (UNAUDITED)      DECEMBER 31, 2000
                                                                                ----------------    -----------------
OPERATIONS:
   Net investment income (loss) ..........................................        $   (54,428)        $   637,118
   Net realized gain on investments and foreign currency transactions ....            159,420           1,716,357
   Net change in unrealized depreciation on investments and
     foreign currency transactions .......................................         (4,357,585)         (8,034,185)
                                                                                  -----------         -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................         (4,252,593)         (5,680,710)
                                                                                  -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
    Class AAA ............................................................                --             (594,924)
    Class A ..............................................................                --                 (784)
    Class B ..............................................................                --                  (60)
    Class C ..............................................................                --                  --
                                                                                  -----------         -----------
                                                                                          --             (595,768)
                                                                                  -----------         -----------
   Net realized gain on investments
    Class AAA ............................................................                --           (1,718,994)
    Class A ..............................................................                --               (2,025)
    Class B ..............................................................                --                 (175)
    Class C ..............................................................                --                  --
                                                                                  -----------         -----------
                                                                                          --           (1,721,194)
                                                                                  -----------         -----------
   In excess of net realized gain on investments
    Class AAA ............................................................                --             (385,158)
    Class A ..............................................................                --                 (454)
    Class B ..............................................................                --                  (39)
    Class C ..............................................................                --                  --
                                                                                  -----------         -----------
                                                                                          --             (385,651)
                                                                                  -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................                --           (2,702,613)
                                                                                  -----------         -----------
CAPITAL SHARE TRANSACTIONS:
    Class AAA ............................................................            721,092          12,656,741
    Class A ..............................................................             38,740              59,319
    Class B ..............................................................              9,351               3,800
    Class C ..............................................................            (32,320)            (37,615)
                                                                                  -----------         -----------
    Net increase in net assets from capital share transactions ...........            736,863          12,682,245
                                                                                  -----------         -----------
    NET INCREASE (DECREASE) IN NET ASSETS ................................         (3,515,730)          4,298,922
NET ASSETS:
   Beginning of period ...................................................         31,078,144          26,779,222
                                                                                  -----------         -----------
   End of period .........................................................        $27,562,414         $31,078,144
                                                                                  ===========         ===========


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser has agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of interest expense) at 1.50% of the value of the Fund's average daily net assets. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 1.50% of average daily net assets. For the six months ended June 30, 2001, the Adviser reimbursed the Fund in the amount of $54,056.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $36,404 and $70 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C Shares incurred distribution costs of $39 and $388, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $5,960,894 and $6,783,466, respectively.

7. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2001, Gabelli & Company, Inc. informed the Fund that it received $2,367 from investors representing commissions (sales charges and underwriting fees) of Fund shares.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

8. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2001.

The average daily amount of borrowings outstanding within the six months ended June 30, 2001 was $849,249 with a related weighted average interest rate of 5.89%. The maximum amount borrowed at any time during the six months ended June 30, 2001 was $2,031,000.

9. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement. Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were first offered on March 1, 2000. No Class C Shares are outstanding as of June 30, 2001. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

10. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                       JUNE 30, 2001                 DECEMBER 31, 2000
                                                 --------------------------      --------------------------
                                                   SHARES         AMOUNT           SHARES         AMOUNT
                                                 ----------    ------------      ----------    ------------
                                                         CLASS AAA                       CLASS AAA
                                                 --------------------------      --------------------------
Shares sold ................................      1,945,523    $ 25,495,588       2,783,457    $ 48,928,193
Shares issued upon reinvestment of dividends             --              --         183,091       2,563,181
Shares redeemed ............................     (1,879,364)    (24,774,496)     (2,273,463)    (38,834,633)
                                                 ----------    ------------      ----------    ------------
Net increase (decrease) ....................        (66,159)   $    721,092         693,085    $ 12,656,741
                                                 ==========    ============      ==========    ============

                                                         CLASS A                          CLASS A
                                                 --------------------------      --------------------------
Shares sold ................................          2,889    $     38,740           4,535    $     73,506
Shares issued upon reinvestment of dividends             --              --             234           3,263
Shares redeemed ............................             --              --          (1,078)        (17,450)
                                                 ----------    ------------      ----------    ------------
Net increase ...............................          2,889    $     38,740           3,691    $     59,319
                                                 ==========    ============      ==========    ============

                                                         CLASS B                          CLASS B
                                                 --------------------------      --------------------------
Shares sold ................................            787    $      9,351             205    $      3,526
Shares issued upon reinvestment of dividends             --              --              20             274
Shares redeemed ............................             --              --              --              --
                                                 ----------    ------------      ----------    ------------
Net increase ...............................            787    $      9,351             225    $      3,800
                                                 ==========    ============      ==========    ============

                                                         CLASS C                          CLASS C
                                                 --------------------------      --------------------------
Shares sold ................................         63,391    $    800,000         169,738    $  2,699,882
Shares issued upon reinvestment of dividends             --              --              --              --
Shares redeemed ............................        (63,391)       (832,320)       (169,738)     (2,737,497)
                                                 ----------    ------------      ----------    ------------
Net increase (decrease) ....................             --    $    (32,320)             --    $    (37,615)
                                                 ==========    ============      ==========    ============

THE GABELLI GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                     INCOME FROM INVESTMENT OPERATIONS                               DISTRIBUTIONS
              ------------------------------------------------ -----------------------------------------------------------
                                           Net                                                    In Excess
               Net Asset    Net       Realized and    Total               In Excess     Net        of Net
  Period        Value,   Investment   Unrealized      from        Net       of Net    Realized    Realized
   Ended       Beginning   Income    Gain (Loss) on Investment Investment Investment   Gain on     Gain on      Total
December 31(g) of Period   (Loss)     Investments   Operations   Income     Income   Investments Investments Distributions
-------------- --------- ----------- -------------- ---------- ---------- ---------- ----------- ----------- -------------
CLASS AAA
   2001(a)     $14.24     $(0.02)      $(1.98)        $(2.00)        --         --         --          --          --
   2000         18.03       0.26        (2.72)         (2.46)    $(0.29)        --     $(0.85)     $(0.19)      $1.33)
   1999         10.55       0.03         8.30           8.33         --         --      (0.82)      (0.03)      (0.85)
   1998(b)      10.00       0.09         0.91           1.00      (0.09)    $(0.06)     (0.30)         --       (0.45)

CLASS A
   2001(a)      14.21      (0.02)       (1.98)         (2.00)        --         --      (0.85)      (0.19)      (1.04)
   2000(c)      19.77       0.27        (4.46)         (4.19)     (0.33)        --      (0.85)      (0.19)      (1.37)

CLASS B
   2001(a)      14.22      (0.06)       (1.98)         (2.04)        --         --         --          --          --
   2000(c)      19.77       0.17        (4.39)         (4.22)     (0.29)        --      (0.85)      (0.19)      (1.33)


                                             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                  ---------------------------------------------------------------------
                                                  Net         Operating        Operating
                                  Net Assets  Investment     Expenses to      Expenses to
                                    End of    Income (Loss)  Average Net      Average Net     Portfolio
                                    Period     to Average    Assets Before    Assets Net of    Turnover
                                  (in 000's)  Net Assets    Reimbursement(e) Reimbursement(f)   Rate
              ---------  -------  ----------- ------------- ---------------- ---------------- ---------
CLASS AAA
   2001(a)     $12.24     (14.0)%   $27,470    (0.37)%(d)       2.05%(d)         1.68%(d)        20%
   2000         14.24      13.5      31,023     1.50            1.79             1.50            50
   1999         18.03      79.2      26,779     0.36            1.97             1.03            49
   1998(b)      10.55      10.1       5,866     1.72(d)         4.77(d)          1.00(d)        127

CLASS A
   2001(a)      12.21     (14.1)         80    (0.37)(d)        2.05(d)          1.68(d)         20
   2000(c)      14.21     (21.2)         52    1.50(d)          1.79(d)          1.50(d)         50

CLASS B
   2001(a)      12.18     (14.3)         12    (1.12)(d)        2.80(d)          2.43(d)         20
   2000(c)      14.22     (21.3)          3     0.75(d)         2.54(d)          2.25(d)         50

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period  ended June 30,  2001; unaudited.
(b) From commencement of investment operations on May 11, 1998.
(c) From commencement of offering on March 1, 2000.
(d) Annualized.
(e) During the periods ended December 31, 2000, 1999 and 1998, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.
(f) The Fund incurred interest expense during the years ended December 31, 2000 and 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets net of reimbursement would have been 1.50% and 1.00%, respectively. The Fund incurred interest expense during the six months ended June 30, 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50%, 1.50% and 2.25% for Class AAA, Class A and Class B, respectively.
(g) Class C Shares were outstanding for the period October 27, 2000 through December 12, 2000 and for the period April 24, 2001 through May 10, 2001. Financial Highlights are not presented for Class C Shares as the information for these periods is not considered meaningful.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current
   income and capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL  RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. DISTRIBUTED
  BY GABELLI & COMPANY, INC. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
                                  SEND MONEY.

                             VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI

        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                  BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

John D. Gabelli                 Anthonie C. van Ekris
SENIOR VICE PRESIDENT           MANAGING DIRECTOR
GABELLI & COMPANY, INC.         BALMAC INTERNATIONAL, INC.

                       OFFICERS

Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB403Q201SR



                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
GLOBAL
OPPORTUNITY
FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001